Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:
(1)Registration Statement (Form S-3 No. 333-259332) of Palo Alto Networks, Inc.,
(2)Registration Statement (Form S-8 No. 333-182762) pertaining to the 2005 Equity Incentive Plan, 2012 Equity Incentive Plan and the 2012 Employee Stock Purchase Plan of Palo Alto Networks, Inc.,
(3)Registration Statements (Form S-8 No. 333-191340, 333-198859, 333-207003, 333-213547, 333-220383, 333-227322, 333-233689, 333-248626 and 333-259322) pertaining to the 2012 Equity Incentive Plan and the 2012 Employee Stock Purchase Plan of Palo Alto Networks, Inc.,
(4)Registration Statement (Form S-8 No. 333-227901) pertaining to the RedLock Inc. 2015 Stock Plan,
(5)Registration Statement (Form S-8 No. 333-230663) pertaining to the Demisto, Inc. 2015 Stock Option Plan,
(6)Registration Statement (Form S-8 No. 333-232672) pertaining to the Twistlock Ltd. Amended and Restated 2015 Share Option Plan,
(7)Registration Statement (Form S-8 No. 333-234059) pertaining to the Zingbox, Inc. Stock Incentive Plan,
(8)Registration Statement (Form S-8 No. 333-235854) pertaining to the Aporeto, Inc. Amended and Restated 2015 Stock Option and Grant Plan,
(9)Registration Statement (Form S-8 No. 333-238014) pertaining to the CloudGenix Inc. 2013 Equity Incentive Plan;
(10)Registration Statement (Form S-8 No. 333-249387) pertaining to the Crypsis Group Holdings, LLC 2017 Equity Incentive Plan,
(11)Registration Statement (Form S-8 No. 333-251423) pertaining to the Sinefa Group, Inc. 2020 Stock Plan,
(12)Registration Statement (Form S-8 No. 333-251425) pertaining to the Expanse Holding Company, Inc. Amended and restated 2012 Stock Incentive Plan,
(13)Registration Statement (Form S-8 No. 333-254042) pertaining to the Bridgecrew, Inc.2019 Stock Incentive Plan,
(14)Registration Statement (Form S-8 No. 333-259327) pertaining to the Gamma Networks, Inc. 2018 Stock Option and Grant Plan,
(15)Registration Statement (Form S-8 No. 333-261697) pertaining to the 2021 Equity Incentive Plan,
(16)Registration Statement (Form S-8 No. 333-267296) pertaining to the 2012 Employee Stock Purchase Plan,
(17)Registration Statement (Form S-8 No. 333-268930) pertaining to the 2021 Equity Incentive Plan, and
(18)Registration Statement (Form S-8 No. 333-268931) pertaining to the Cider Security Ltd. 2020 Equity Incentive Plan;

of our reports dated September 1, 2023, with respect to the consolidated financial statements of Palo Alto Networks, Inc. and the effectiveness of internal control over financial reporting of Palo Alto Networks, Inc. included in this Annual Report (Form 10-K) of Palo Alto Networks, Inc. for the year ended July 31, 2023.

/s/ Ernst & Young LLP

San Jose, California
September 1, 2023